Exhibit 10.36(1)

PULSE ELECTRONICS CORPORATION
PULSE ELECTRONICS (SINGAPORE) PTE LTD
12220 World Trade Drive
San Diego, CA 92128

JPMorgan Chase Bank, NA.
277 Park Avenue, Floor 23
New York, NY 10172
Attention: Deborah Winkler

OCM PE Holdings, L.P.
Oaktree Opportunities Fund VIIIb Delaware, L.P.
Oaktree Value Opportunities Fund Holdings, L.P.
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071
Attention: Kenneth Liang
November 19, 2012

Re: Letter Agreement relating to certain amendments and the grant of a security interest (“Letter Agreement”)

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of February 28, 2008, as amended and restated as of February 19, 2009, as further amended and restated as of August 5, 2011, as further amended and restated as of March 9, 2012, as further amended and restated as of November 7, 2012, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Pulse Electronics Corporation (the “Company”), Pulse Electronics (Singapore) Pte Ltd (the “Singapore Borrower”), the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement, or if not defined therein, in Article 9 of the Uniform Commercial Code as in effect from time to time in the State of New York (the “UCC”).

1.             Amendments.  Please confirm your agreement to effectuate the following amendments to the Credit Agreement, effective as of the date hereof:

1.1           Subsidiary Guarantors.  The definition of “Subsidiary Guarantors” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Subsidiary Guarantors” means, collectively, other than any Excluded Entity, (a) each Subsidiary that is set forth on Schedule 1.01(c), (b) each Domestic Subsidiary and (c) each Foreign Subsidiary; provided, that, so long as any Subsidiary is deemed to constitute an “Excluded Subsidiary” hereunder (to the extent set forth in the definition of “Excluded Subsidiaries” in this Section 1.01), such Subsidiary will not be deemed to constitute a “Subsidiary Guarantor.””

1.2           Term B Loans.  Clause (i) of Section 2.01(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(i)           Within 10 days following the Restructuring Closing Date, the Singapore Borrower, the Administrative Agent and the Lenders hereby agree that the $27,685,000 principal amount of Permitted  Convertible Notes held by the Persons identified as “Term B Lenders” in Schedule 2.01 (or held by any of their Affiliates or other Approved Funds, as of the Restructuring Closing Date) shall be surrendered to the Company, to be then delivered to the Convertible Notes Trustee for cancellation.  On the Restructuring Closing Date, the Indebtedness outstanding on such Permitted Convertible Notes shall be deemed automatically cancelled in exchange for (x) $28,514,012 principal amount of Term B Loans governed by this Agreement and for all purposes deemed Loans made to the Singapore Borrower hereunder (as part of a Borrowing made on the Restructuring Closing Date), and (y) 36,729,182 shares of Common Stock of the Company, as set forth pursuant to the terms of the Investment Agreement.”

1.3           Post-Closing Schedule.   Article VI of the Credit Agreement is hereby amended by adding thereto a new Section 6.18, immediately after the existing Section 6.17, as follows:

“6.18       Post-Closing Deliverables.   As promptly as practicable, and in any event within sixty days after the Restructuring Closing Date, deliver all documents, agreements, opinions, instruments or other deliverables set forth in Schedule 6.18 hereto, in each case, in form and substance reasonably satisfactory to the Required Lenders; provided, that, to the extent FRE and its Subsidiaries cannot be joined (the “FRE Joinder”) to that certain (i) Intercompany Indebtedness Subordination Agreement, dated as of February 28, 2008, among the Company and certain of its Subsidiaries and the Administrative Agent (as amended supplemented or otherwise modified from time to time) or (ii) Global Intercompany Note, dated as of February 19, 2009, among the Company and certain of its Subsidiaries (as amended supplemented or otherwise modified from time to time), or, in each case, to any related amendment or other confirmation or reaffirmation thereof, within such sixty-day period, due to delays caused by having to comply with certain notice requirements relating to shareholder votes or independent director actions, the Company shall be permitted to request the Required Lenders’ approval (such approval not to be unreasonably withheld) to extend such sixty-day period by an additional 30 days to effectuate the FRE Joinder (in form and substance reasonably satisfactory to the Required Lenders); provided, further, that without limiting the effect of any applicable provision hereunder or under any other Loan Document (including, without limitation, Section 8.01 hereof), upon the failure to satisfy any of the obligations of this Section 6.18 within the specified time frames set forth herein, the Borrower will be required to immediately pay the Lenders a fee in an amount equal to $500,000, which amount shall be distributed (as a fee, and not as any prepayment or repayment of any portion of the Loans) among the Lenders on a pro rata basis in accordance with such Lenders’ relative share of all Loans outstanding hereunder.”

1.4           Schedules and Exhibits.  Pursuant to Section 4.01(a)(vii) of the Credit Agreement, the Schedules and Exhibits attached hereto shall replace entirely the Schedules and Exhibits attached to the Credit Agreement immediately prior to the effectiveness of this Letter Agreement.

2.             Grant of Security Interest.

2.1           In connection with any Deposit Account, securities account (as “securities account” is defined in Article 8 of the UCC) or other bank account established, maintained and owned by the Singapore Borrower with Bank of America, N.A. or any other financial institution (collectively, the “Accounts”), as security for the payment (when due, whether at stated maturity, by acceleration or otherwise) or performance, as the case may be, in full of the Singapore Borrower’s Secured Obligations, the Singapore Borrower hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all right, title and interest in and to the Accounts and any proceeds (as “proceeds” is defined in Article 9 of the UCC) and products thereof or other money (as “money” is defined in the UCC) or assets therein, whether now owned or at any time hereafter acquired by the Singapore Borrower or in which the Singapore Borrower now has or at any time in the future may acquire any right, title or interest (collectively, the “Account Collateral”).

2.2           Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent, for the benefit of the Secured Parties, may exercise (whether with respect to the Account Collateral or otherwise), without notice, any or all of those rights and remedies available to a Secured Party under the UCC or under any other applicable Law when a Debtor is in default under a Security Agreement.

2.3           All security interests granted or contemplated hereby shall be for the benefit of the Administrative Agent and the Secured Parties, and all proceeds or payments realized from the Account Collateral in accordance herewith, the UCC or other applicable Laws shall be applied to the payment or other extinguishment of the Secured Obligations in accordance with the terms of the Credit Agreement.

3.             This Letter Agreement is designated by the parties hereto to constitute a Loan Document.

4.             This Letter Agreement may not be amended or any provision hereof waived or modified except by a writing signed by each of the parties hereto.  The terms of this Letter Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

5.             THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

6.             This Letter Agreement shall become effective only when signed by all of the parties hereto in the space provided below.  Delivery of an executed signature page of this Letter Agreement by electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Letter Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

PULSE ELECTRONICS CORPORATION

By:	/s/ Drew A. Moyer
Name: Drew A. Moyer
Title: Senior Vice President & Chief Financial Officer

PULSE ELECTRONICS (SINGAPORE) PTE LTD

The Common Seal of                                                     )
PULSE ELECTRONICS (SINGAPORE) PTE LTD)
was affixed hereunto                                                     )
in the presence of:                                                         )

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Director

By:	/s/ John A. Houston

Name:	John A. Houston
Title:	Director & Secretary

AGREED AND ACCEPTED:

JPMORGAN CHASE BANK, N.A.

By:

Name:
Title:

AGREED AND ACCEPTED:

OCM PE HOLDINGS, L.P.

By:

Name:
Title:

OAKTREE OPPORTUNITIES FUND VIIIB DELAWARE, L.P.

By:

Name:
Title:

OAKTREE VALUE OPPORTUNITIES FUND HOLDINGS, L.P.

By:

Name:
Title:

TECHNITROL SINGAPORE HOLDINGS PTE. LTD.

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Director

MCS HOLDINGS, INC.

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Director

TRC HOLDINGS, LLC

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Authorized Signatory

PULSE ELECTRONICS LIMITED

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Director

ELECTRO CORPORACION MEXICANA S.A.DE C.V.

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Special Agent

ELECTRO COMPONENTES MEXICANA S.A. DE C.V.

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Special Agent

AMI DODUCO FRANCE S.A.S.

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Authorized Signatory

PULSE ITALY S.R.L.

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Attorney-In-Fact

PULSE DENMARK APS

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Director

PULSE ELECTRONICS (EUROPE) LTD.

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Director

PULSE S.A.R.L.

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Authorized Signatory

PULSE ELECTRONICS KOREA YH

By:	/s/ Michael Kho

Name:	Michael Kho
Title:	Managing Director

PULSE CANADA LTD

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	President & Secretary

SUINING PULSE ELECTRONICS CO. LTD.

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Authorized Signatory

SONION (SUZHOU II) CO. LTD.

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Authorized Signatory

PULSE ELECTRONICS (SHENZHEN) CO. LTD.

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Director

PULSE NEDERLAND B.V.

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Director

MIANYANG PULSE ELECTRONICS CO., LTD.

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Authorized Signatory

DONGGUAN PULSE ELECTRONICS CO., LTD.

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Authorized Signatory

PULSE ELECTRONICS (SINGAPORE) PTE LTD

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Director

AMI DODUCO, INC.

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	President

KRANTZ COMPUTER, INC.

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	President

PULSE ELECTRONICS, INC.

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Secretary & Treasurer

PULSE COMPONENTS LIMITED

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Director

CST ELECTRONICS COMPANY LIMITED

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Director

PULSE LK

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Director

PULSE MEMS APS

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Chief Executive Officer

PULSE HTV APS

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Chief Executive Officer

AMI DODUCO COMPONENTS B.V.

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Director

ROBITUSS PTE LTD

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Director

BOOTHBAY PTE LTD

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Director

TNL SINGAPORE COMPONENTS HOLDINGS PTE LTD

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Director

PULSE ELECTRONICS (SINGAPORE) PTE LTD

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Director

PULSE FINLAND OY

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Director

PULSE HONG KONG LIMITED

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Director

TECHNITROL DELAWARE, INC.

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	President

PULSE (SUZHOU) WIRELESS PRODUCTS CO., LTD.

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Director

PULSE ELECTRONICS GMBH

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Director

PULSE ELEKTRONİK SANAYİ VE TİCARET LİMİTED ŞİRKETİ

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Director

PULSE TUNISIA SARL

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Manager

AMI DODUCO NEDERLAND B.V.

By:	/s/ Drew A. Moyer

Name:	Drew A. Moyer
Title:	Director